UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: June 10, 2003
(Date of earliest event reported)

International Absorbents Inc.

(Exact name of Registrant as specified in its charter)

Province of British Columbia, Canada (State or other jurisdiction of incorporation)	0-15673 (Commission file number)	None (IRS Employer Identification No.)

1569 Dempsey Road, North Vancouver, British Columbia, CANADA (Address of Principal Executive Office)	V7K 1S8 (Zip Code)

Registrant’s telephone number, including area code	(604) 681-6181

not applicable

(Former name or former address, if changed since last report)

ITEM 9.     Regulation FD Disclosure.

On June 10, 2003, International Absorbents Inc. (AMEX:IAX) announced its earnings for the first fiscal quarter ending April 30, 2003. In accordance with the procedural guidance in SEC Release No. 33-8216, the information in this report is being furnished both pursuant to “Item 9. Regulation FD Disclosure” and “Item 12. Disclosure of Results of Operations and Financial Condition.” In accordance with General Instruction B.2 of Form 8-K, the information contained in this current report, including exhibits attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any registration statement or other filing pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

The attached press release contains forward-looking statements relating to International Absorbents’ performance during 2003. A more thorough discussion of certain factors which may affect International Absorbents’ operating results is included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in International Absorbents’ Annual Report on Form 10-KSB for the fiscal year ended January 31, 2003, and in International Absorbents’ Quarterly Report on Form 10-QSB for the fiscal quarter ended April 30, 2003.

A copy of the press release is attached as Exhibit 99.1 with this Current Report on Form 8-K and is incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL ABSORBENTS INC.

Date June 12, 2003	/s/ Gordon Ellis Gordon L. Ellis, President & CEO